UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 16, 2010

Strayer Education, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation or organization)	0-21039 (Commission File Number)	52-1975978 (I.R.S. Employer Identification Number)

1100 Wilson Blvd., Suite 2500 Arlington, VA (Address of principal executive offices)	22209 (Zip Code)
(703) 247-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 14, 2010, the Company publicized notice of a conference call at 7:30 a.m. on August 16, 2010. Attached are materials disseminated via the Company’s website (www.strayereducation.com) and discussed in the conference call. An archived replay of the conference call is available at (888) 203-1112 (passcode 1104046) through August 30, 2010, and archived at www.strayereducation.com for 90 days.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAYER EDUCATION, INC.
Date: August 16, 2010	By:	/s/ Mark C. Brown
Mark C. Brown
Executive Vice President and Chief Financial Officer

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.01	Materials from August 16, 2010 conference call.